UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 29, 2014
LEXARIA CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52138	20-2000871
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)
#950 – 1130 West Pender Street, Vancouver, British Columbia, Canada V6E 4A4
Registrant's telephone number, including area code: (604) 602-1675
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Item 3.02 Unregistered Sales of Equity Securities

Enertopia and Lexaria have signed a Definitive Agreement dated May 28th, 2014.

Enertopia and Lexaria each wish to develop a business of legally producing, manufacturing, propagating, importing/exporting, testing, researching and developing, marijuana (the "Business") located in Ontario (the "Property"), and on or about April 10, 2014, the Parties entered a Letter of Intent that set forth the basic terms of a proposed joint venture agreement between Enertopia and Lexaria for those purposes.

Enertopia wishes to acquire a license from Health Canada a license to designate Enertopia as a Licensed Producer pursuant to Canada's Marijuana for Medical Purposes Regulations (the "License")

The Parties are entering into this Agreement to set out the terms and conditions by which Enertopia does own a 51% interest in the Business and Lexaria does own a 49% interest in the Business; and the terms and conditions on which the Parties will form and operate the joint venture to jointly participate in the Business (the "Joint Venture").

The Parties contribute the following as their initial contributions to the Business:

Enertopia, as its initial contribution, hereby contributes $45,000 to the Joint Venture bank account. Lexaria, as its initial contribution, hereby contributes $55,000 to the Joint Venture bank account.

The Parties shall have the following Ownership Interests under this Agreement and of the Business:

Enertopia    51%
Lexaria         49%

The Parties shall bear the costs arising under this Agreement and the operation of the Business as to the following, as further described in this Agreement (the “Cost Interests”):

Enertopia    45%
Lexaria         55%

The Parties shall have the following insured liability for all things that are not operating costs arising under this Agreement and the operation of the Business as to the following:

Enertopia    51%
Lexaria         49%

The Parties shall receive all revenues and profits derived from the operation of the Business as to the following, as further described in this Agreement (the “Revenue Interests”):

Enertopia    51%
Lexaria         49%

On May 29, 2014, the Company accepted and received gross proceeds of $5,000 for the exercise of 50,000 stock options at $0.10 each into 50,000 common shares of the Company.

Proceeds of the exercise are intended to be used for general working capital.

The Company issued the 50,000 common shares at a deemed price of $0.10 per stock option exercise to one (1) non-US persons in an off-shore transaction pursuant to the exemption from registration provided for under Regulation S, promulgated under the United States Securities Act of 1933, as amended.

The securities referred to herein will not be and have not been registered under the United States Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 7.01 Regulation FD Disclosure.

A copy of the news release announcing the Joint Venture Agreement is filed as exhibit 99.1 to this current report and is hereby incorporated by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

10.1	Definitive Agreement dated May 28 2014

99.1	Press Release dated May 29, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 29, 2014

Lexaria Corp.
(Signature)	By:	“/s/ Chris Bunka”
Chris Bunka
President & CEO